Investor Presentation
Energy Procurement and Energy
Efficiency
February 15, 2007

This presentation contains forward-looking statements regarding anticipated electric resources and funding for and savings from energy efficiency and demand response programs. These statements are based on current expectations and various assumptions which management believes are reasonable.  These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•
The Utility’s ability to timely recover costs through rates;
•
The outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
•
Changes in demand for electricity and natural gas;
•
The adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•
The effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;
•
The general economic climate and population growth or decline in Northern and Central California;
•
The potential impacts of climate change on the Utility’s electricity and natural gas operations;
•
Unanticipated  population growth or decline, general economic and financial market conditions, and changes in technology including the development of alternative energy sources, all of which may affect customer demand for natural gas or electricity;
•
The performance and the occurrence of unplanned outages at the Utility’s Diablo Canyon nuclear generating facilities, or the temporary or permanent cessation of operations at Diablo Canyon;
•
The ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•
The ability of the Utility to timely complete its planned capital investment projects;
•
The impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•
The impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s, or CAISO’s, new rules to restructure the
California wholesale electricity market;
•
How the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•
The extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•
The ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•
The impact of environmental laws and regulations and the costs of compliance and remediation;
•
The effect of municipalization or other forms of bypass; and
•
Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company’s SEC reports.

Cautionary Statement Regarding Forward-Looking
Information

Agenda
•
Overview of procurement objectives and current
portfolio
•
PG&E’s procurement activities:
▪
Energy efficiency
▪
Demand reduction
▪
Renewable resources
▪
Distributed generation
▪
Conventional resources
•
Long-term procurement plan
•
Impact of climate change legislation

PG&E’s Energy Procurement Objective
•
PG&E’s objective in our electric procurement
activities is to strike a balance among:
▪
Customer price impact
▪
A portfolio of reliable and operationally flexible
resources
▪
The development of environmentally preferred
resources

Long-term Energy Procurement Challenges
•
Changing policy and market environment
▪
Greenhouse gas policy
▪
Retail competition
▪
Wholesale market reform
•
Maintaining system reliability with uncertain
resource development
•
Achieving 20% renewables target

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions of Dollars

Energy supply costs
represent approximately
60% of PG&E’s total
bundled revenue
requirement.
$10.5 Billion

Distribution - $2.9 B
Public Purpose - $470 MM

DWR - $1.8 B

Utility Owned – $  1.3 B
Reliability Services- $  200 MM
QF - $2 B

Wholesale – $740 MM

Transmission - $590 MM
Restructuring Costs $  540
MM
As of June 1, 2006

PG&E 2006 Bundled Revenue Requirement

2005 Sources of Energy *

79,900 GWH

Irrigation Districts 5%
Other 6%
Utility Owned 40%
QFs 22%
DWR 27%

PG&E Sources of Supply in 2005
PG&E’s cost of generating electricity
and purchasing from others
	Supply	Cost	Average Price per kWh
Utility, Irrigation Districts and Other Wholesale	51%	35%	4.2¢
QFs	22%	30%	8.2¢
DWR	27%	35%	7.5¢
*Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation
District, and other sources.
Eligible renewable resources are approximately 7.0 cents per kWh.

California Preferred Loading Order
•
California’s Energy Action Plan established a preferred
“loading order” for resource procurement
•
The loading order prioritizes the types of resources
utilities and other load serving entities must secure:
1.  Energy Efficiency
2.  Demand Reduction
3.  Renewable Resources
4.  Distributed Generation
5.  Conventional Resources

Total Electricity Use, per capita, 1960 - 2001
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
KWh
kWh
12,000
8,000
7,000
U.S.
California
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000

California’s Success with Energy Efficiency
Chart courtesy of Art Rosenfeld, California Energy Commission
Over the past 30 years, California per capita energy use has remained relatively flat compared to the overall US per capita energy use which has increased by about 50%.

2005 Energy Efficiency Budget & Savings
•
Energy Efficiency
▪
1,165 GWH saved
▪
229 MW of load reduced
▪
26 million therms of natural gas saved
▪
$255 million spent in 2005 for electric and gas energy
efficiency
PG&E’s energy efficiency program is among the
largest and most successful in the United States

250
200
150
100
50
0
Megawatts
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009

Includes Actuals Plus Commitments*
Actuals Only
Energy Efficiency Savings Past and Future

PG&E’s Budget and Goals for 2006-2008:
•
 Overall budget                         $975 million
•
 Customer Incentives budget                 $416 million
•
 PG&E goals                           613 MW, 3,063 GWH, 47 MM therms
MW Savings: Historic & Target
* Prior to 2006, projects that customers had committed to but not yet installed or paid for were counted towards energy efficiency targets.

Keys To Energy Efficiency Success in California
•
Revenue/sales decoupling mechanisms paired with annual
attrition rate adjustment mechanism
•
Sustained, deep commitment by regulators, state
lawmakers, utilities and other stakeholders
•
Growing interest and commitment by the public to improve
the environment and mitigate climate change
•
General agreement that utilities are a key player in
delivering energy efficiency programs and savings to
customers

PG&E Demand Response Budget & Savings
•
PG&E’s DR programs fall into two general categories:
▪
Reliability (activated by CAISO day-of emergency alerts)
▪
Price response (activated by day-ahead forecasts of high CAISO peak demand, high temperature, or high prices)
•
Current programs focus on large industrial and
commercial customers
•
PG&E’s DR programs provide over 600MW towards
resource adequacy
•
PG&E’s SmartMeterTM program (AMI) for small
residential and commercial customers will enable mass
market DR
▪
AMI should provide an additional 400 MW in DR by 2011
•
CPUC has initiated a proceeding to address long term
demand response goals

20000
20%
16000
12000
8000
4000
0
GWhs
2003
2004
2005
2006
2007
2008
2009
2010
Solicitation Year

•
Renewable Portfolio Standard target is 20% by 2010
•
PG&E is currently at 12% RPS deliveries, or if signed contracts are included, then
16-18%
•
1% of load = 730 GWH

PG&E’s Renewable Resource Procurement

Distributed Generation and CA Solar Initiative
PG&E’s Distributed Generation Program
•
2005 program
▪
25.9 MW of new installed DG projects in 2005 of which 52% was renewables
▪
$61.0 million spent in 2005 of which 82% was for renewables
•
2006:  an additional $300 million added to statewide budget for solar rebates ($132 million for PG&E)

California Solar Initiative (CSI) for 2007-2016:
•
Goal is 3,000 MW of solar energy systems installed statewide by 2016, with almost 60% of the installations expected in the last three years of the program
•
Budget for the investor-owned utilities is $2.165 billion in new rebates for solar installations of which PG&E’s share is 44%

Existing

Committed

Existing and Committed Supply-Side Resources
Utility Retained Generation (URG)
▪
nuclear (Diablo Canyon)
▪
fossil (Humboldt Bay)
▪
hydroelectric (includes RPS-eligible
resources)
▲
PG&E-owned
▲
Irrigation districts & water
agencies

Expected Utility-Owned Generation
▪
2004 LT RFO ownership
▲
Wartsila Humboldt (163 MW)
▲
Colusa (657 MW)
▪
Gateway (530 MW)
Qualifying Facilities (includes
RPS-eligible resources)
DWR Contracts
Other Existing Bilateral Contracts
▪
Puget Sound Power & Light Exchange
Contract
▪
Mirant & Duke contracts
▪
Calpine (2007 RA capacity)
▪
Other RPS-eligible Contracts
(Etiwanda; contracts signed
2002-2006, including 2004 & 2005
RPS solicitations)

2004 LT RFO PPAs
▪
5 counterparties (1,430 MW)

Date	Action	Phase
Dec 2006	PG&E prepares Long-term Procurement Plan	Planning (1 year)
2007	CPUC decision approving plan
TBD	PG&E issues Long-term Request for Offers (LTRFO)	Procurement (1½ years)
PG&E determines short-list
PG&E signs contracts and files for CPUC approval
CPUC approves contracts
TBD	Project development begins	Development and Construction (2½ to 3½ years)
2011-2014	Projects begin operation
PG&E requested authorization in its LTPP filing to procure up to 2,300
MW of new dispatchable and operationally flexible generation resources to come online starting in 2011 to ensure continued reliability in northern
California.

Long-Term Planning, Procurement and
Development

•
Lowest GHG
emission rate of any
California utility1
•
Among the lowest
GHG emissions of
any major utility in the
U.S.2
Bio-energy 5%

Small Hydro 4%

Geothermal 2%

Wind 1%

Large Hydro 19%

Nuclear 23%

Fossil 46%

1%

2%

5%

19%

54%

23%

4%

46%

Carbon

-

Free and/or

Renewable

Delivery Mix3

Carbon Free

1)
Estimating Carbon Dioxide Emissions
Factors for the California Electric Power
Sector, C. Marnay, et  al; August 2002;
Lawrence Berkeley National Laboratory
2)
Benchmarking Air Emissions of the 100
Largest Electric Power Producers in the
United States –2004; April 2006,
Natural Resources Defense Council
3)
Delivery mix includes all PG&E
generation plus all PG&E power
purchases

PG&E’s 2005 Electric

PG&E Portfolio Among the Lowest GHG
Emissions

Impact of GHG Regulation on Procurement
•
2006 legislation regarding GHG regulation:
▪
SB 1368 - limitation on long-term contracts from high carbon emitting power plants
▪
AB 32 - California Global Warming Solutions Act - “1990 levels by
2020”
▪
PG&E supported both bills
•
PG&E currently has some small QF contracts consisting
of about 3% of energy load which may be affected by
SB1368
•
PG&E will be an active participant in AB 32
implementation discussions
•
PG&E supports and prefers national regulatory action
based on market mechanisms

Key Elements of PG&E’s Energy Procurement Plans
•
PG&E will meet the current energy efficiency quantity targets adopted by the CPUC
•
PG&E will meet the 5% demand response goals adopted by the
CPUC
•
PG&E will actively support and implement the California Solar
Initiative; level of success depends on marketplace response
•
PG&E will procure renewable resources to achieve a higher than
20% RPS percentage
•
PG&E will procure up to 2,300 MW of dispatchable and operationally flexible resources